Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.25

THIRD AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This THIRD AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM
AGREEMENT, dated as of December 21, 2017 (the “Third Amendment Effective Date”), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Third Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017 (the “Agreement”); ; and

WHEREAS, Bank and Company desire to enter into this Third Amendment to amend certain terms and conditions of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	AMENDMENTS TO SECTION 9.2 OF THE AGREEMENT

(a)    In connection with [***] in the final implementation of additional features, functionality and support set forth on Exhibit F, Company agrees to pay Bank a fee in the amount of [***] upon invoice in accordance with the Agreement.

IN WITNESS WHEREOF, this Agreement is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:		Title:	[***]
Date:	12/22/2017 | 10:02 PM PST	Date:	12/22/2017

APPROVED AS TO FORM

/s/ [***]
T-MOBILE LEGAL